Exhibit 99.5



                           INVESTOR RIGHTS AGREEMENT


         This INVESTOR RIGHTS AGREEMENT (this "Agreement"), dated as of April 22, 2005, is entered into by and among HUGHES NETWORK SYSTEMS, LLC, a Delaware limited liability company (the "Company"), the DTVG Investor (as defined herein) and the SkyTerra Investor (as defined herein).

         WHEREAS, The DIRECTV Group, Inc. ("DTVG"), Hughes Network Systems, Inc. ("HNS"), SkyTerra Communications, Inc. ("SkyTerra") and the Company have entered into a Contribution and Membership Interest Purchase Agreement, dated as of December 3, 2004 (as amended, the "Contribution Agreement"), pursuant to which, among other things, (i) HNS, contributed to the Company, and the Company acquired and accepted from HNS certain assets, and assumed certain liabilities associated therewith, all on the terms and conditions set forth therein and (ii) HNS sold to SkyTerra and SkyTerra purchased from HNS, 50% of the membership interests in the Company;

         WHEREAS, HNS and SkyTerra have entered into an Amended and Restated Limited Liability Company Agreement of the Company, of even date herewith (the "LLC Agreement"), pursuant to which each Investor owns a 50% LLC Interest (as defined below) in the Company;

         WHEREAS, the Company and the Investors desire to provide for certain arrangements with respect to (i) tag along rights, (ii) drag-along rights,
(iii) registration rights and (iv) other related matters; and

         WHEREAS, following the closing of the transactions contemplated by the Contribution Agreement, SkyTerra may create a wholly owned subsidiary and assign its rights and obligations hereunder to such subsidiary (the "Drop Down");

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  1.2 "DTVG Investor(s)" means HNS, and any Persons to whom the rights granted under this Agreement are transferred by HNS, its successors or assigns pursuant to Section 5 hereof. If more than one DTVG Investor exists, any action requiring the consent, approval or exercise of the DTVG Investors shall be consented to or approved or exercised by the DTVG Investors who own a majority of the Class A Units held by all DTVG Investors.

                  1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  1.4 "Fairness Opinion" means a written opinion from a nationally-recognized investment bank reasonably acceptable to the SkyTerra Investors and the DTVG Investors opining that the Basic Sales Terms of the Drag Along Transaction are fair to the Investors.

                  1.5 "Investors" means the SkyTerra Investor(s) and the DTVG Investor(s).

                  1.6 "LLC Interest" means as to any Investor, all of the interest of that Investor in the Company, including without limitation, such Investor's (i) right to a distributive share of the income, gain, losses and deductions of the Company in accordance with the LLC Agreement, and (ii) right to a distributive share of LLC Assets. In the event that the Managing Member effects the transactions contemplated by Section 9.5 of the LLC Agreement, the equity interests issued in connection therewith shall be deemed to be an "LLC Interest" hereunder.

                  1.7 "Qualified Initial Public Offering" means the first underwritten public offering of the equity of the Company on a firm commitment basis covering the offer and sale of equity of the Company for the account of the Company in which the aggregate public offering price (before deduction of underwriters' discounts and commissions) equals or exceeds $50 million underwritten by a reputable nationally recognized underwriting firm pursuant to which the equity interests will be quoted on the NASDAQ National Market or listed or quoted on the New York Stock Exchange or another securities exchange acceptable to the Investors.

                  1.8 "Registrable Securities" means (i) the LLC Interests and
(ii) any other equity securities of the Company issued in respect of the interests described in clause (i), including without limitation because of a conversion of the Company from a limited liability company to, or merger of the Company with, a corporation in accordance with Section 9.5 of the LLC Agreement or other reclassifications, recapitalizations or similar events; provided, however, that such interests that are Registrable Securities shall cease to be Registrable Securities (x) upon any sale pursuant to a Registration Statement, or (y) with respect to an Investor, when such Investor is eligible to sell, transfer or otherwise convey all of such Investor's Registrable Securities pursuant to Rule 144 under the Securities Act without regard to volume and holding period limitations.

                  1.9 "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of equity securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or a registration statement on Form S-3 solely for the purpose of registering shares issued in a non-underwritten offering in connection with a merger, combination or acquisition).

                  1.10 "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  1.11 "SkyTerra Investor(s)" means SkyTerra, and any Persons to whom the rights granted under this Agreement are transferred by SkyTerra, its successors or assigns pursuant to Section 5 hereof. If more than one SkyTerra Investor exists, any action requiring the consent, approval or exercise of the SkyTerra Investors shall be consented to or approved or exercised by the SkyTerra Investors who own a majority of the Class A Units held by all SkyTerra Investors. After delivery of notice to the DTVG Investor(s) of the Drop Down, the SkyTerra Sub shall become the SkyTerra Investor hereunder.

                  1.12 "SkyTerra Sub" - A wholly owned subsidiary of SkyTerra formed for the purpose of effecting the Drop Down.

                  1.13 "Unaffiliated Buyer" means an unrelated and unaffiliated third party in which the SkyTerra Investors, their respective Affiliates, Apollo Management, L.P., any investment fund managed by Apollo Management, L.P., and any direct or indirect portfolio company of any investment fund managed by Apollo Management, L.P. do not own in the aggregate (or will not own in the aggregate, following a Drag-Along Transaction, except as a result of equity interests issued in consideration of, or retained in connection with, a Drag-Along Transaction) a direct or indirect equity interest of (i) greater than ten percent (10%) or (ii) if the Sky Terra Investors deliver a Fairness Opinion to the DTVG Investors in connection with the Drag-Along Transaction, greater than twenty-five percent (25%).

                  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given them in the LLC Agreement.

         2.       Tag Along Rights.

                  2.1 General. An Investor desiring to transfer any LLC Interest (a "Selling Investor") shall not be permitted to transfer (other than to a Permitted Transferee) such LLC Interest to any Person, unless the terms and conditions of such transfer shall include an offer by the third-party transferee to the other Investors (each other Investor who wishes to sell LLC Interests, a "Tag Along Participant"), at a price calculated using the same methodology used to calculate the price of such Selling Investor's LLC Interest proposed to be transferred (such price, a "Tag Along Price") and otherwise on the same terms and conditions as such Selling Investor has agreed to sell such LLC Interest, to include in the transfer to the third party transferee a portion of LLC Interests held by each Tag Along Participant determined in accordance with this Section 2.

                  2.2 Obligation of Transferee to Purchase. The third-party transferee of the Selling Investor shall purchase from each Tag Along Participant who accepts such offer the portion of such Tag Along Participant's aggregate LLC Interest that such Tag Along Participant desires to sell, provided that such portion does not exceed the Maximum Tag Along Portion (as defined below) attributable to such Tag Along Participant and, if such portion exceeds such Maximum Tag Along Portion, the third-party transferee shall purchase from such Tag Along Participant only the Maximum Tag Along Portion. For purposes hereof, the term "Maximum Tag Along Portion" attributable to a Tag Along Participant means an amount equal to (a) the total number of Units proposed to be transferred to the third-party transferee by the Selling Investor and all Tag Along Participants multiplied by (b) a fraction, the numerator of which is the number of Units held by such Tag Along Participant and the denominator of which is the number of Units held by the Selling Investor and all Tag Along Participants.

                  2.3 Notice. In the event the Selling Investor proposes to transfer any LLC Interest in a transaction subject to this Section 2, it shall notify, or cause to be notified, in writing, each Investor of each such proposed transfer. Such notice (the "Transfer Notice") shall be given not more than 60 nor less than 20 calendar days prior to the proposed sale date and set forth: (i) the name of the transferee and the LLC Interest proposed to be transferred, (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the transferee (the "Transferee Terms"),
(iii) that the transferee has been informed of the "tag along right" provided for in this Section 2, and has agreed to purchase LLC Interests from each Tag Along Participant in accordance with the terms hereof, and (iv) the proposed sale date.

                  2.4 Exercise. The tag-along right may be exercised by each Tag-Along Participant by delivery of a written notice to the Selling Investor (the "Tag Along Notice") within 15 calendar days following receipt of the Transfer Notice. The Tag Along Notice shall state the portion of its aggregate LLC Interest that such Tag Along Participant wishes to include in such transfer to the third-party transferee. Upon the giving of a Tag Along Notice, such Tag Along Participant shall be entitled and obligated to sell the portion of its LLC Interest set forth in the Tag Along Notice (but not in excess of the Maximum Tag Along Portion), to the third-party transferee on the Transferee Terms; provided, however, the Selling Investor shall not consummate the sale of any LLC Interest offered by it if the third-party transferee does not purchase all LLC Interests which each Tag Along Participant is entitled to and desires to sell pursuant hereto. After expiration of the 15 calendar-day period referred to above, if the provisions of this Section 2 have been complied with in all material respects, the Selling Investor and each Tag Along Participant that delivered a Tag Along Notice shall transfer the LLC Interests to the transferee on the Transferee Terms on the sale date proposed in the Transfer Notice (or such other date within thirty (30) days of such proposed sale date as may be agreed among the participants in such transfer).

                  2.5 Several Liability. Anything to the contrary contained herein notwithstanding, the Selling Investor agrees to use its reasonable good faith efforts to seek to ensure that the applicable Transferee Terms provide for several, and not joint, liability, with respect to the indemnification and comparable obligations contained within such Transferee Terms.

         3.       Drag-Along Rights.

                  3.1 Drag-Along Transaction. At any time after the second anniversary of the date of this Agreement, if the SkyTerra Investors determine to (i) transfer or exchange (in a merger, business combination or otherwise) in one or a series of related bona fide arm's-length transactions all or substantially all of the Class A Units of the Company (including all or substantially all of the LLC Interests held by the SkyTerra Investors) or (ii) sell all or substantially all of the assets of the Company (collectively, the "Drag-Along Transaction") to an Unaffiliated Buyer, and provided that (x) prior to the proposed Drag-Along Transaction, all of the SkyTerra Investors own at least twenty five (25%) of the aggregate Percentage Interests of the Company, (y) the SkyTerra Investors are not then in default of any of their obligations under this Agreement or the LLC Agreement in a manner that has had a material adverse impact on the value of the Company, and (z) the transaction will not result in any material default under any indebtedness of the Company guaranteed by any DTVG Investor or the triggering of any obligation of any DTVG Investor to make payments or incur any indebtedness or other significant liability in connection with any Financial Support Arrangements (as defined in the Contribution Agreement) retained for the benefit of the Company or other guaranties or credit support maintained by such DTVG Investor on behalf of the Company (other than arising out of reasonable and customary indemnification provisions, typically found in transactions of similar type (a "Standard Indemnity")), then the SkyTerra Investors shall have the right to implement the drag along procedures set forth in this Section 3 by delivering a written notice to all Investors (the "Drag-Along Notice"). Such Drag-Along Notice shall include reasonable details of the proposed transaction with the Unaffiliated Buyer, including a description of all consideration, payments, commitments, compensation, rights or other property of any type to be received and all material liabilities and obligations to be incurred (other than a Standard Indemnity) by the Investors or their Affiliates in connection with such transaction (including any issuance of notes or other securities, assumption of material liabilities and any other commercial arrangements) and any other material economic terms of the proposed sale (the "Basic Sale Terms"). The Basic Sale Terms shall provide for distribution of the economic benefits and detriments of the transactions among the Investors in accordance with their respective Percentage Interests.

                  3.2 Participation in Drag-Along Transaction. In the event that all of the DTVG Investors then own a Percentage Interest in the LLC at least equal to the Percentage Interest then owned by all of the SkyTerra Investors, a representative of the DTVG Investors shall be included in all material negotiations regarding the proposed Drag-Along Transaction, and shall be permitted to participate in all material facets of the transaction, but in such negotiations the DTVG Investors shall cooperate with the SkyTerra Investors in connection with the proposed Drag-Along Transaction. If the DTVG Investors do not participate in the material negotiations or other material facets of the transaction, the DTVG Investors shall be entitled to receive copies of the proposed definitive transaction documents at least five (5) business days prior to the proposed approval and execution of the Drag-Along Transaction. After such five (5) business day period, all of the Investors shall, (i) vote all of their equity interests of the Company represented by the Investor's LLC Interest in favor of the Drag-Along Transaction, and (ii) to the extent applicable, instruct the DTVG Board Members to vote in favor of any reasonable action deemed necessary to consummate the Drag-Along Transaction and enter into a definitive agreement to sell, transfer and deliver, or cause to be sold transferred and delivered, to the Unaffiliated Buyer, all of its LLC Interests in the Drag-Along Transaction.

                  3.3 Drag-Along Transaction Not Consummated. In the event that a binding and definitive agreement for the sale or transfer in a Drag-Along Transaction pursuant to this Section 3 is not entered into within ninety (90) days after the Investors receive the Drag-Along Notice or the Drag-Along Transaction is not consummated following satisfaction or waiver of all applicable conditions precedent within eight (8) months thereafter, upon expiration of any definitive agreement for the Drag-Along Transaction then in effect the Investors shall cease to be bound by the obligations set forth in
Section 3.2 with regard to such transaction.

                  3.4 Third Party Matters. No DTVG Investor shall be required to satisfy the obligations set forth in Section 3.2 unless the definitive agreement to consummate the Drag-Along Transaction contains a provision reasonably acceptable to the DTVG Investors which provides for the Unaffiliated Buyer in the Drag-Along Transaction to assume and release the DTVG Investors and their Affiliates from all indebtedness of the Company guaranteed by the DTVG Investors or their Affiliates or any obligation of any DTVG Investor or its respective Affiliates to make payments or incur any indebtedness or other significant liability in connection with any Financial Support Arrangements (as defined in the Contribution Agreement) retained for the benefit of the Company or other guaranties or credit support maintained by the DTVG Investors or their Affiliates on behalf of the Company (other than arising out of a Standard Indemnity). The parties further agree that the closing of the Drag-Along Transaction shall not be consummated unless the DTVG Investors and their Affiliates are so released as provided for in the agreement entered into in accordance with the foregoing sentence. Unless otherwise agreed by the SkyTerra Investors, the DTVG Investors and the Unaffiliated Buyer, if the Drag-Along Transaction pursuant to this Section 3 would violate any loan document or other material contract to which the Company is a party, then the Company and the Unaffiliated Buyer shall obtain the consent of the lender or other third party to such sale prior to closing. The provisions of this Section 3.4 shall not apply to any Standard Indemnity entered into in connection with the Drag-Along Transaction.

                  3.5 Default. In the event that a party fails to fulfill its obligation to sell or purchase under this Section 3, then the other parties shall be entitled to exercise all rights and remedies provided by law for such a default, including specific performance and the right to sue for damages.

         4.       Notice of Sale; Auction Participation.

                  If at any time or from time to time following the date of this Agreement, the SkyTerra Investors desire to (i) transfer or exchange (in a merger, business combination or otherwise) in one or a series of related bona fide arm's-length transactions all of the Class A Units of the Company (including all of the LLC Interests held by the SkyTerra Investors) or (ii) sell all or substantially all of the assets of the Company (collectively, a "Sale Transaction"), in each case, to an Unaffiliated Buyer, prior to initiating any material discussions regarding a Sale Transaction with any Unaffiliated Buyer (excluding brokers and investment advisors), the SkyTerra Investors shall provide a written notice to the DTVG Investors indicating the intention of the SkyTerra Investors to pursue a Sale Transaction. If the SkyTerra Investors pursue a Sale Transaction through an auction process, the SkyTerra Investors shall provide the DTVG Investors an opportunity to participate in such auction in a manner that is no less favorable than that offered to other potential bidders or participants in such auction.

         5. Transfers of Rights. This Agreement, and the rights and obligations of any Investor hereunder, may be assigned by such Investor to any transferee of such Investor's LLC Interests to the extent such Investor transfers the LLC Interests in accordance with the LLC Agreement, and, subject to the following sentence, such transferee shall be deemed a "SkyTerra Investor" or "DTVG Investor", as the case may be, for purposes of this Agreement; provided that the transferor shall give the Company prior written notice of any transfer under this Section 5. Notwithstanding the foregoing, the rights of the SkyTerra Investors under Section 3 may only be assigned to
(i) a Person who will, following such transfer, own at least fifty percent (50%) of the aggregate Percentage Interests owned by the SkyTerra Investors as of the date of this Agreement or (ii) any Person, if SkyTerra and its Affiliates or Persons to whom these rights have been assigned pursuant to this
Section 5 own Percentage Interests greater than the Percentage Interests owned by DTVG and its Affiliates, and for purposes of Section 3, only SkyTerra and such Persons described in clause (i) and (ii) will be considered "SkyTerra Investors".

         6.       Registration Rights.

                  6.1      Required Registrations.

                           6.1.1 At any time following the fifth anniversary
of the date of this Agreement, the SkyTerra Investors, on the one hand, or the DTVG Investors, on the other, may request, in writing, that the Company effect a registration on Form S-1 (or any successor form) of Registrable Securities owned by such Investor or Investors provided that the aggregate public offering price (before deduction of underwriters' discounts and commissions) of the LLC Interests or other equity of the Company offered in such registration equals or exceeds $50 million. In addition, at any time following the date that the Company has consummated a public offering of its equity securities pursuant to a Registration Statement, the SkyTerra Investors, on the one hand, or the DTVG Investors, on the other, may request, in writing, that the Company effect a registration on Form S-1 (or any successor form) of Registrable Securities owned by such Investor. If the Investors initiating the registration intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Investors to participate in such registration shall be conditioned on such Investors' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Investors. Such other Investors shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration all or a part of their Registrable Securities as such Investors may request in such notice of election. All Investors proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with an underwriter or underwriters that are mutually agreeable to the Company and the Investors including Registrable Securities in such offering. Thereupon, the Company shall, at its own expense and as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 (or any successor form), of all Registrable Securities that the Company has been requested so to register.

                           6.1.2 At any time after the Company becomes
eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings, hereinafter, "Form S-3"), each of (i) the SkyTerra Investors and (ii) the DTVG Investors holding Registrable Securities will have the right to require the Company to effect a registration on Form S-3 of Registrable Securities provided that the aggregate public offering price (before deduction of underwriters' discounts and commissions) of the LLC Interests or other equity of the Company offered in such registration equals or exceeds $10 million (or such lesser amount to the extent that such Investor(s) do not own LLC Interests or other equity securities that equal or exceed $10 million). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Investors. Such other Investors shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as such Investors may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 of all Registrable Securities that the Company has been requested to register.

                           6.1.3 The Company shall be required to effect not
more than (a) five (5) registrations initiated by the SkyTerra Investors pursuant to Section 6.1.1 above, or (b) five (5) registrations initiated by the DTVG Investors pursuant to Section 6.1.1 above. The Company shall not be required to effect more than one (1) registration under this Section 6.1 in any six (6) month period. Each request for registration pursuant to Section
6.1.1 shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified in such notices, has become effective and, if the method of disposition is a firm commitment underwritten public offering all of the Registrable Securities covered thereby shall have been sold pursuant thereto. A requested registration under this
Section 6.1 may be rescinded by written notice to the Company by the holders requesting such registration and such rescinded registration shall not count as a registration statement initiated pursuant to this Section 6.1, if such holders shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration. Except for Registration Statements on Form S-4, S-8 or another form not available for registering securities for sale to the public, or any successor thereto, and subject to Section 6.1.4 herein, the Company will not, without the consent of all of the Investors, file with the Commission any other Registration Statement with respect to its LLC Interests or other equity interests of the Company whether for its own account or that of other Investors, from the date of receipt of a notice from requesting Investors pursuant to Section 6.1.1 until the completion of the period of distribution of the securities contemplated thereby.

                           6.1.4 If at the time of any request to register
Registrable Securities pursuant to Section 6.1.2, the Company (a) is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Investors may include Registrable Securities pursuant to Section 6.2, (b) is engaged in any other activity that the Company certifies, in the good faith determination of the Company's Board of Managers, would be adversely affected by the requested registration to the material detriment of the Company or (c) the request to register pursuant to
Section 6.1.2 is in a jurisdiction in which the Company would be required to qualify to do business or execute a general consent to service of process to effect such registration, then the Company may at its option direct that such request be delayed for a period of at least ninety (90) days and not to exceed one hundred fifty (150) days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any twelve (12) month period.

                           6.1.5 In connection with any offering under this
Section 6.1 involving an underwriting, if the representative of the underwriters advises the Investors in writing that marketing factors require a limitation on the securities to be so underwritten, the securities which the Company and/or other Persons have requested to be so included, if any, shall be entirely excluded from such registration and underwriting, and the number of Registrable Securities to be included in the registration and underwriting shall thereafter be allocated pro rata among the Investors based upon their total ownership of LLC Interests or other equity interests; provided, however, that such allocation shall not operate to reduce the aggregate number of securities to be included in such registration, if any Investor does not request inclusion of the maximum number of Registrable Securities allocated to such Investor pursuant to the above-described procedure, in which case the remaining portion of such Investor's allocation shall be reallocated among those Investors whose allocations did not satisfy their requests, pro rata on the basis of the LLC Interests or other equity interests which would be held by such Investors. This procedure shall be repeated until all of the securities which may be included in the registration on behalf of the requesting Investors have been so allocated.

                  6.2.     Incidental Registration.

                           6.2.1 Subject to Section 6.2.2, below, whenever the
Company proposes to file a Registration Statement for the issuance of LLC Interests or other equity of the Company (except for registrations relating to the Class B Units, employee benefit plans and corporate reorganizations) at any time and from time to time, it will, prior to such filing, give written notice to all Investors of its intention to do so and, upon the written request of an Investor or Investors given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use its best efforts to cause all Registrable Securities that the Company has been requested by such Investor or Investors to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor or Investors; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 6.2 without obligation to any Investor.

                           6.2.2 In connection with any offering under this
Section 6.2 involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the good faith opinion of the underwriters, jeopardize the success of the offering by the Company.

                           6.2.3 In connection with any offering under this
Section 6.2 involving an underwriting, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the securities to be so underwritten, the securities which the Company has requested to be so included shall be entirely included in such registration and underwriting and the number of Registrable Securities to be included in the registration and underwriting by the Investors shall thereafter be allocated pro rata among the Investors based upon their total ownership of LLC Interests or other equity interests; provided, however, that such allocation shall not operate to reduce the aggregate number of securities to be included in such registration, if any Investor does not request inclusion of the maximum number of Registrable Securities allocated to such Investor pursuant to the above-described procedure, in which case the remaining portion of such Investor's allocation shall be reallocated among those Investors whose allocations did not satisfy their requests, pro rata on the basis of the LLC Interests or other equity interests which would be held by such Investors. This procedure shall be repeated until all of the securities which may be included in the registration on behalf of the requesting Investors have been so allocated.

                  6.3 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

                           6.3.1 as expeditiously as possible use its best
efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective for the earlier of 120 days or until the completion of the distribution;

                           6.3.2 as expeditiously as possible use its best
efforts to prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                           6.3.3 as expeditiously as possible use its best
efforts to furnish to each selling Investor such reasonable numbers of copies of the Registration Statement, each amendment and supplement thereto, prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Investor;

                           6.3.4 as expeditiously as possible use its best
efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Investors shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Investors to consummate the public sale or other disposition in such states of the Registrable Securities owned by the selling Investor; provided, however, that the Company shall not be required in connection with this Section 6.3.4 to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

                           6.3.5 in the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and reasonably cooperate in the marketing efforts of the underwriters and the Investors by, among other things, making available, as reasonably requested by the underwriters and the Investors, senior executive officers of the Company for attendance at, and active participation with the underwriters in, informational meetings with prospective purchasers of the Registrable Securities being offered, including meeting with groups of such purchasers or with individual purchasers, providing information and answering questions about the Company at such meetings, and traveling to locations at reasonable times and as reasonably selected by the underwriters. Investors participating in such underwriting shall also enter into and perform their obligations under such an agreement;

                           6.3.6 notify each holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           6.3.7 use its best efforts to furnish, on the date
that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters;

                           6.3.8 if the Company has delivered preliminary or
final prospectuses to the selling Investors and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Investors and, if requested, the selling Investors shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the selling Investors with revised prospectuses and, following receipt of the revised prospectuses, the selling Investors shall be free to resume making offers of the Registrable Securities;

                           6.3.9 cause all Registrable Securities to be listed
on securities exchanges, if any, on which similar securities issued by the Company are then listed or, if they are not so listed, on such exchanges the selling Investors may reasonably request;

                           6.3.10 make available for inspection by any
Investor or any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any such Investor or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, managers and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement;

                           6.3.11 if requested by the Investors, provide a
CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement covering such Registrable Securities and provide the Company's transfer agent(s) and registrar(s) for the Registrable Securities with printed certificates for the Registrable Securities;

                           6.3.12 cooperate and assist in any filings required
to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD; and

                           6.3.13 use its best efforts to comply with all
applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the commencement of any public offering of securities pursuant to the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  6.4. Allocation of Expenses. The Company will pay all Registration Expenses (as defined below) of all registrations under this Agreement; provided, however, that if a registration under Section 6.1.1 is withdrawn at the request of the Investors requesting such registration (other than as a result of information concerning the business or financial condition of the Company that is made known to the Investors after the date on which such registration was requested) and if the requesting Investors elect not to have such registration counted as a registration requested under Section 6.1.1, the requesting Investors shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Securities included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one (1) counsel selected by the selling Investors to represent the selling Investors, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Investors' own counsel (other than the counsel selected to represent all selling Investors).

                  6.5 Indemnification and Contribution. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities (including any member, partner, officer or director of such seller), each underwriter of such seller of such Registrable Securities, and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller (including any member, partner, officer or director of such seller), underwriter or controlling Person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with the offering covered by such registration statement; and the Company will reimburse such seller (including any member, partner, officer or director of such seller), underwriter and each such controlling Person of the seller or underwriter for any legal or any other expenses reasonably incurred by such seller (including any member, partner, officer or director of such seller), underwriter or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling Person specifically for use in the preparation thereof.

                  In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, and any other seller of Registrable Securities or any such seller's partners, directors or officers and each Person, if any, who controls such seller within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter, other selling Investor or controlling Person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each such Seller of Registrable Securities will reimburse the Company for any legal or any other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Investors hereunder shall be limited to an amount equal to the net proceeds received by each selling Investor of Registrable Securities sold as contemplated herein.

                  Each party entitled to indemnification under this Section
6.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 6.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 6.5, (a) in no case shall any one Investor be liable or responsible for any amount in excess of the net proceeds received by such Investor from the offering of Registrable Securities and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party or parties under this Section 6.5, notify such party or parties from whom such contribution may be sought, but the omission so to notify such party or parties from contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 6.5. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

                  6.6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 6.1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

                  6.7. Information by Holder. Each holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                  6.8. "Market Stand-Off" Agreement. Each Investor, if requested by the Company and an underwriter of LLC Interests or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Investor for a specified period of time determined by the Company and the underwriters (not to exceed 90 days (or 180 days in connection with the initial public offering of equity securities of the Company)) following the effective date of a Registration Statement; provided, that:

                           (a) such agreement shall only apply to the first
Registration Statement covering LLC Interests or other securities of the Company to be sold on the Company's behalf to the public in an underwritten offering; and

                           (b) all Investors holding more than 1% of the LLC
Interests or other equity of the Company (including convertible securities, or upon the exercise of options, warrants or rights) and all executive officers and directors of the Company enter into similar agreements.

                  Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Securities or other securities subject to the foregoing restriction until the end of the stand-off period.

                  The Company agrees, on behalf of itself and its Affiliates,
(i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 6.1 hereof, or any securities convertible into or exchangeable or exercisable for such securities (in each case other than in connection with the Company's employee stock option or incentive plan) during the 30 days prior to, and during the 120-day period beginning on, the commencement of a public distribution of Registrable Securities (or such shorter period of time as may be required by the underwriter effecting such public distribution); and (ii) that any agreement pursuant to which the Company issues or agrees to issue, or has issued or agreed to issue, any privately placed equity securities shall contain, or contains, a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Securities Act; provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

                  6.9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of all of the Investors, be party to any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder either (a) to include securities of the Company in any registration filed under Sections 6.1 or 6.2, or (b) to make a demand registration that could result in such registration statement being declared effective prior to an initial public offering, or (c) to have registration rights equal to or senior to those granted to the holders of Registrable Securities under this Agreement.

                  6.10. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under
Section 12 of the Exchange Act, or (iii) the provision by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Securities upon written request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

                  6.11. Selection of Underwriter. Except for any registration effected pursuant to Section 6.1, the Company shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the Board of Managers of the Company and the holders of a majority of the Registrable Securities requested to be included in such offering, which approval shall not be unreasonably withheld provided that the managing underwriter shall be a leading national investment banking firm.

         7. Termination of Certain Rights. (a) The registration rights provided pursuant to Section 6 will terminate five (5) years after the consummation of the Company's Qualified Initial Public Offering and (b) the rights and obligations provided pursuant to Section 2, Section 3 and Section 4 will terminate upon the consummation of a Qualified Initial Public Offering.

         8.       General.

                  8.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  8.2 Specific Performance. In addition to any and all other remedies that may be available at law, in the event of any breach of this Agreement, the Investors shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction

                  8.3 Jurisdiction. This Agreement and the duties and obligations of the parties hereto shall be enforceable against the parties hereto in the courts of the United States of America, and of the State of New York in each case, located in the County of New York in the State of New York. For such purpose, the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of such courts, and agree that all claims in respect of this Agreement any of the other documents referred to herein or therein may be heard and determined in any of such courts. The parties hereto hereby irrevocably agree that a final judgment of any of the courts specified above in any action or proceeding relating to this Agreement or to any of the other documents referred to herein or therein shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  8.4 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law rules thereof, other than Section 5-1401 of the New York General Obligations Law).

                  8.5 Notices. All notices required or permitted by this Agreement shall be in writing and shall be deemed given upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or three (3) business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below, or as subsequently modified by written notice to the other parties:

         If to the Company:

                           Hughes Network Systems, LLC
                           c/o SkyTerra Communications, Inc.
                           19 West 44th Street, Suite 507
                           New York, NY 10036
                           Attention:  Jeff Leddy
                           Telecopy No.:  212-730-7541

         With copies to:

                           Apollo Management, L.P.
                           9 West 57th Street
                           New York, NY 10019
                           Attention: Andy Africk
                           Telecopy No.: 212-515-3283

                           and

                           O'Melveny & Myers LLP
                           Times Square Tower
                           7 Times Square
                           New York, NY  10036
                           Attention: John J. Suydam
                           Telecopy No.:  212-408-2420

         If to the DTVG Investor(s):

                           Hughes Network Systems, Inc.
                           c/o The DIRECTV Group, Inc.
                           2250 East Imperial Highway
                           El Segundo, CA 90245
                           Attention:  Larry D. Hunter, Esq.
                           Telecopy No.:  310-964-0838

         With a copy to:

                           Hogan & Hartson L.L.P.
                           8300 Greensboro Drive
                           Suite 1100
                           McLean, VA  22102
                           Attention: Richard K.A. Becker, Esq.
                           Telecopy No.:  (703) 610-6200

         If to the SkyTerra Investor(s):

                           SkyTerra Communications, Inc.
                           19 West 44th Street, Suite 507
                           New York, NY 10036
                           Attention:  Jeff Leddy
                           Telecopy No.:  212-730-7541
         With copies to:

                           Apollo Management, L.P.
                           9 West 57th Street
                           New York, NY 10019
                           Attention: Andy Africk
                           Telecopy No.:  212-515-3283

                           and

                           O'Melveny & Myers LLP
                           Times Square Tower
                           7 Times Square
                           New York, NY 10036
                           Attention:  John J. Suydam
                           Telecopy No.:  212-408-2420

                  8.5 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8.6 Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and all of the Investors. Any such amendment, termination or waiver effected in accordance with this Section 8.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  8.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  8.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  8.9 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  8.10 Required FCC Consents. In the event that any transfer of all or any portion of an Investor's LLC Interest made in accordance with the LLC Agreement would (i) result in a voluntary or involuntary assignment or transfer of control, within the meaning of the applicable Communications Laws, of any telecommunications license, authorization, certificate, approval, or permit, and (ii) such voluntary or involuntary assignment or transfer of control requires consent of the Federal Communications Commission (the "FCC") or another governmental authority under the Communications Laws, then each of the Investors and the Company shall cooperate and use commercially reasonable efforts to make any required filings and to obtain the consent of appropriate governmental authorities, and the Investors and the Company shall obtain the consent of the FCC.

                        [Signatures on following page]

         IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.


                                           COMPANY:

                                           HUGHES NETWORK SYSTEMS, LLC


                                           By:   /s/ DEAN MANSON
                                              ------------------------------
                                           Name:  Dean Manson
                                           Title: Vice President and General
                                                  Counsel


                                           DTVG INVESTOR:

                                           HUGHES NETWORK SYSTEMS, INC.


                                           By:   /s/ DEAN MANSON
                                              ------------------------------
                                           Name:  Dean Manson
                                           Title: Vice President and General
                                                  Counsel


                                           SKYTERRA INVESTOR:

                                           SKYTERRA COMMUNICATIONS, INC.


                                           By: /s/ JEFRREY LEDDY
                                               -----------------------------
                                           Name:  Jeffrey Leddy
                                           Title: CEO